[LOGO]                                                          EXHIBIT 99.17(a)

                                     PROXY

                        PRUDENTIAL MUNICIPAL SERIES FUND
                               (MARYLAND SERIES)
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints S. Jane Rose, Deborah A. Docs and Grace Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential Municipal Series Fund (Maryland Series), held of record by the undersigned on November 20, 1998, at the Special Meeting of Shareholders to be held on December 17, 1998, or any adjournment thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.

    1.  Approval of the Agreement and Plan of Reorganization and Liquidation.

           / / FOR             / / AGAINST            / / ABSTAIN

    2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                                          (over)

(Continued from other side)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

  THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

  -To vote by mail, sign below exactly as your name appears above and return the card in the envelope provided

  -To vote by touch-tone phone, call 1-800-690-6903

  -To vote by internet, use website www.proxyvote.com

  Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                          When signing as attorney,
                                          executor, administrator,
                                          trustee or guardian, please
                                          give full title as such. If a
                                          corporation, please sign in
                                          full corporate name by
                                          president or other authorized
                                          officer. If a partnership,
                                          please sign in partnership
                                          name by authorized person.

                                          Dated                  , 1998
                                               ------------------

                                          -----------------------------------
                                          Signature (Please sign within box)


                                          -----------------------------------
                                          Signature (Joint Owners)

[LOGO]                                                          EXHIBIT 99.17(a)

                                     PROXY

                        PRUDENTIAL MUNICIPAL SERIES FUND
                               (MICHIGAN SERIES)
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints S. Jane Rose, Deborah A. Docs and Grace Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential Municipal Series Fund (Michigan Series), held of record by the undersigned on November 20, 1998, at the Special Meeting of Shareholders to be held on December 17, 1998, or any adjournment thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.

    1.  Approval of the Agreement and Plan of Reorganization and Liquidation.

           / / FOR             / / AGAINST            / / ABSTAIN

    2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                                          (over)

(Continued from other side)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

  THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

  -To vote by mail, sign below exactly as your name appears above and return the card in the envelope provided

  -To vote by touch-tone phone, call 1-800-690-6903

  -To vote by internet, use website www.proxyvote.com

  Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                          When signing as attorney,
                                          executor, administrator,
                                          trustee or guardian, please
                                          give full title as such. If a
                                          corporation, please sign in
                                          full corporate name by
                                          president or other authorized
                                          officer. If a partnership,
                                          please sign in partnership
                                          name by authorized person.

                                          Dated                  , 1998
                                               ------------------

                                          -----------------------------------
                                          Signature (Please sign within box)


                                          -----------------------------------
                                          Signature (Joint Owners)

[LOGO]                                                          EXHIBIT 99.17(a)

                                     PROXY

                         PRUDENTIAL MUNICIPAL BOND FUND
                              (INTERMEDIATE SERIES)
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints S. Jane Rose, Deborah A. Docs and Grace Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential Municipal Bond Fund (Intermediate Series), held of record by the undersigned on November 20, 1998, at the Special Meeting of Shareholders to be held on December 17, 1998, or any adjournment thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.

    1.  Approval of the Agreement and Plan of Reorganization and Liquidation.

           / / FOR             / / AGAINST            / / ABSTAIN

    2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                                          (over)

(Continued from other side)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

  THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

  -To vote by mail, sign below exactly as your name appears above and return the card in the envelope provided

  -To vote by touch-tone phone, call 1-800-690-6903

  -To vote by internet, use website www.proxyvote.com

  Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                          When signing as attorney,
                                          executor, administrator,
                                          trustee or guardian, please
                                          give full title as such. If a
                                          corporation, please sign in
                                          full corporate name by
                                          president or other authorized
                                          officer. If a partnership,
                                          please sign in partnership
                                          name by authorized person.

                                          Dated                  , 1998
                                               ------------------

                                          -----------------------------------
                                          Signature (Please sign within box)


                                          -----------------------------
                                          Signature (Joint Owners)